T. Rowe Price Corporate Income Fund, Inc.

Supplement to prospectus dated October 1, 2009

The following information updates the prospectus for the T. Rowe Price Corporate Income Fund. All of the changes become effective on July 1, 2010.

The first two paragraphs under Principal Investment Strategies on page 2 are deleted and replaced with the following:

The fund will normally invest at least 80% of its net assets in corporate debt securities. Holdings will mainly consist of investment-grade bonds, although the fund has the flexibility to purchase some noninvestment-grade bonds (also called high-yield or junk bonds). The fund may invest in other securities in an effort to enhance income and achieve capital growth. These include: convertible securities, preferred stock, and equities, together limited to no more than 10% of total assets; mortgage- and asset-backed securities, including some mortgage derivatives, together limited to no more than 5% of total assets; and U.S. Treasury and agency securities. In addition, up to 10% of the fund`s total assets may be invested in non-U.S. dollar-denominated fixed income securities, and there is no limit on the fund`s investments in U.S. dollar-denominated foreign securities. The fund does not have any maturity restrictions on the securities it purchases, but normally the portfolio`s weighted average maturity is expected to be between four and 15 years.

At least 85% of the fund`s net assets must have received an investment-grade rating (AAA, AA, A, or BBB) from at least one nationally recognized credit rating agency or, if not rated by any credit rating agency, deemed to be of investment-grade quality by T. Rowe Price. Such investment-grade investments could include "split-rated" securities, which are securities that are rated as investment-grade by at least one credit rating agency but rated below investment grade by other agencies. Up to 15% of the fund`s net assets can be invested in noninvestment-grade securities. The fund will not purchase any individual bond that is rated below B by any nationally recognized credit rating agency, and the fund`s investments in B rated bonds will not exceed 5% of its net assets.

The description of interest rate risk on page 23 is revised as follows:

Interest rate risk This risk refers to the chance that interest rates will increase, causing a decline in bond prices. (Bond prices and interest rates usually move in opposite directions.) Generally, the longer the maturity of a security or weighted average maturity of a fund, the greater its interest rate risk. Because the fund`s weighted average maturity typically ranges from four to 15 years, it carries more interest rate risk than a fund that invests in short-term securities.

The operating policy for Common and Preferred Stocks and Convertible Securities and Warrants on page 27 is revised as follows:

Operating policy The fund may invest up to 10% of total assets in preferred stocks and securities convertible into, or which carry warrants for, common stocks, and other equity securities.

The operating policy for Foreign Securities on page 28 is revised as follows:

Operating policy There is no limit on fund investments in U.S. dollar-denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The fund may also invest up to 10% of total assets (excluding reserves) in non-U.S. dollar-denominated fixed income securities. Subject to the overall limit on fund investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

On page 28, the operating policy for Mortgage-Backed Securities, which allows the fund to invest up to 35% of its total assets in mortgage-backed securities, is hereby deleted. On page 29, the operating policy for Stripped Mortgage Securities, which allows the fund to invest up to 10% of its total assets in stripped mortgage securities, is hereby deleted. On page 30, the last sentence in the section on Commercial Mortgage-Backed Securities (CMBS), which provides that there is no limit on the fund`s investments in CMBS, is hereby deleted. On page 30, the last sentence of the first paragraph in the section on Asset-Backed Securities, which provides that there is no limit on the fund`s investments in asset-backed securities, is hereby deleted.

The following operating policy is added under Mortgage-Backed Securities and Asset-Backed Securities on page 30:

Operating policy Fund investments in mortgage- and asset-backed securities are limited to 5% of total assets.

The operating policy for High-Yield, High-Risk Bonds on page 31 is revised as follows:

Operating policy The fund may invest up to 15% of its net assets in below investment-grade or junk bonds.

The following sentence under Managing Foreign Currency Risk on page 36 is hereby deleted:

The fund may invest in non-U.S. currencies directly without holding any non-U.S. bonds or securities denominated in those currencies.

In addition, effective July 1, 2010, the fund will change its benchmark from the Barclays Capital U.S. Credit Baa Index to the Barclays Capital Corporate Investment Grade Index. The new benchmark is more representative of how the fund will be managed in accordance with the above changes, in particular the fund`s lower limit on the amount it can invest in noninvestment-grade securities.

The date of this supplement is June 15, 2010.

F112-041 6/15/10